                                                                      EXHIBIT 21

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1993 B

                                   ----------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                                   ----------

         Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group and Wilmington Trust Company, as Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of March 15, 1999, and with respect to the performance of the Trust during the Due Period ended in February 28, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

         Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).


1. The total amount of the distribution to Class A Certificateholders on
   March 15, 1999, per $1,000 interest .........................................              $ 0.000000000

2. The total amount of the distribution to Class B Certificateholders on
   March 15, 1999, per $1,000 interest .........................................              $ 0.000000000

3. The amount of the distribution set forth in paragraph 1 above in
   respect of interest on the Class A Certificates, per $1,000 interest .......               $ 0.000000000

4. The amount of the distribution set forth in paragraph 2 above in
   respect of interest on the Class B Certificates, per $1,000 interest .......               $ 0.000000000

5. The amount of the distribution set forth in paragraph 1 above in
   respect of principal on the Class A Certificates, per $1,000 interest .......              $  0.000000000

6. The amount of the distribution set forth in paragraph 2 above in
   respect of principal on the Class B Certificates, per $1,000 interest .......              $  0.000000000


Information Regarding the Performance of the Trust

1. Collections of Receivables.

(a) The aggregate amount of Finance Charge Collections processed during the
    related Due Period .........................................................              $ 4,574,633.15

(b) The aggregate amount of Principal Collections processed during the
    related Due Period .........................................................              $54,752,536.52

(c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
    Certificates ...............................................................              $ 3,694,016.27

(d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor
    Certificates ...............................................................              $44,212,673.24

(e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
    Certificates ...............................................................              $ 3,358,238.20

(f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
    Certificates ...............................................................              $40,193,837.06

(g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
    Certificates ...............................................................              $   335,778.07

(h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B
    Certificates ...............................................................              $ 4,018,836.18

(i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
    Certificate ................................................................              $   880,616.88

(j) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Seller
    Certificate ................................................................              $  10,539,863.28

2. Principal Receivables in the Trust; Principal Funding Account.

(a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in February 28, 1999 (which reflects the
    Principal Receivables represented by the Seller Certificate and the
    Investor Certificates) .....................................................              $ 308,970,310.92

(b) The amount of Principal Receivables in the Trust represented by the
    Class A Certificates (the "Class A Interest") as of the Due Period
    Ended in February 28, 1999 .................................................              $ 210,833,333.33

(c) The amount of Principal Receivables in the Trust represented by the
    Class B Certificates (the "Class B Interest") as of the Due Period
    Ended in February 28, 1999 .................................................              $  23,000,000.00

(d) The Class A Interest and the Class B Interest set forth in paragraph 2
    (b) and 2 (c) above as a percentage of the aggregate amount of
    Principal Receivables set forth in paragraph 2 (a) above ...................                     75.68%

(e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
    2 (a) above ................................................................                     68.24%

(f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
    2 (a) above ................................................................                      7.44%

(g) The Aggregate Invested Amount as of the end of the current Distribution
    Date .......................................................................              $ 253,000,000.00

(h) The Invested Amount as of the end of the current Distribution Date with
    respect to the Class A Certificates ........................................              $ 230,000,000.00

(i) The Invested Amount as of the end of the current Distribution Date with
    respect to the Class B Certificates ........................................              $  23,000,000.00

(j) The total amount to be deposited into the Principal Funding Account in
    respect of Principal Collections on such Distribution Date .................              $  19,166,666.67

(k) The amount of the deposit referred to in paragraph 2(j) which was
    allocated in respect of the Class A Certificates ...........................              $ 19,166,666.67

(l) The amount of the deposit referred to in paragraph 2(j) into the
    Principal Funding Account on such Distribution Date which was allocated
    in respect of the Class B Certificates .....................................              $         0.00

(m) The total amount on deposit in the Principal Funding Account on such
    Distribution Date (after giving effect to the deposit referred to in
    paragraph 2(j) .............................................................              $ 19,166,666.67

(n) The total amount on deposit in the Principal Funding Account on such
    Distribution Date for the benefit of the Class A Certificates (after
    giving effect to the deposit referred to in paragraph 2(k) .................              $ 19,166,666.67

(o) The total amount on deposit in the Principal Funding Account on such
    Distribution Date for the benefit of the Class B Certificates (after
    giving effect to the deposit referred to in paragraph 2(l) .................              $         0.00

(p) The total amount of Investment Income since the last Distribution Date .....              $         0.00

(q) The total amount of Investment Income since the last Distribution Date
    in respect of the Class A Certificates .....................................              $         0.00

(r) The total amount of Investment Income since the last Distribution Date
    in respect of the Class B Certificates .....................................              $         0.00

(s) The Deficit Accumulation Amount (after giving effect to the deposit
    referred in paragraph 2(j) .................................................              $         0.00


3. Interest Funding Account.

(a) The total amount to be deposited into the Interest Funding Account in
    respect of Certificate Interest on such Distribution Date ..................              $1,429,833.33

(b) The amount of Certificate Interest to be deposited into the Interest
    Funding Account on such Distribution Date in respect of the Class A
    Certificates ...............................................................              $1,293,750.00

(c) The amount of Certificate Interest to be deposited into the Interest
    Funding Account on such Distribution Date in respect of the Class B
    Certificates ...............................................................              $   136,083.33

(d) The total amount on deposit in the Interest Funding Account in respect of Certificate Interest on such Distribution Date (after giving effect
    to the deposit referred to in paragraph 3(a) ...............................              $ 1,429,833.33

(e) The total amount of Certificate Interest on deposit in the Interest
    Funding Account on such Distribution Date in respect of the Class A
    Certificates (after giving effect to the deposit referred to in
    paragraph 3(b) .............................................................              $ 1,293,750.00

(f) The total amount of Certificate Interest on deposit in the Interest
    Funding Account on such Distribution Date in respect of the Class B
    Certificates (after giving effect to the deposit referred to in paragraph 3(c)            $   136,083.33


4. Investor Charged-Off Amount.

(a) The aggregate amount of Receivables charged-off as uncollectible during the Due Period ended in February 28, 1999 allocable to the
    Investor Certificates (the "Investor Charged-Off Amount") ..................              $ 1,157,587.68

(b) The aggregate amount of Receivables charged-off as Uncollectible during the Due Period ended in February 28, 1999 allocable to the Class
    A Certificates (the "Class A Charged-Off Amount") ..........................              $ 1,052,365.47

(c) The sum of (i) the aggregate amount of Receivables charged-off as uncollectible during the Due Period ended in February 28, 1999 allocable to the Class B Certificates and (ii) the sum of (a) the
    positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing)
    and (b) the amount by which the Investor Interest for the Class B
    Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the
    "Class B Charged-Off Amount") ..............................................              $   983,178.55

(d) The Cumulative Class A Charged-Off Amount on
    March 15, 1999 .............................................................              $         0.00

(e) The Cumulative Class B Charged-Off Amount on
    March 15, 1999 .............................................................              $         0.00

5. Investor losses; Reimbursement of Charge-Offs.

(a) The amount of Class A Investor Loss , as defined in Section 4.06 (b) of
    the Agreement, during the Due Period ended in February 28, 1999 ............              $        0.00

(b) The amount of Class B Investor Loss , as defined in Section 4.06 (b) of
    the Agreement , during the Due Period ended in February 28, 1999 ...........              $        0.00

(c) The amount of Class A Investor Loss set forth in Paragraph 5 (a) above, per $1,000 interest ( which will have the effect of reducing, pro rata,
    the amount of each Class A Certficate- holder's investment) ................              $ 0.000000000

(d) The amount of Class B Investor Loss set forth in Paragraph 5 (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata,
    the amount of each Class B Certficate- holder's investment) ................              $ 0.000000000

(e) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect of Class A
    Investor Losses in prior months ............................................              $        0.00

(f) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect of Class B
    Investor Losses in prior months ............................................              $        0.00

(g) The amount set forth in paragraph 5 (e) above, per $1,000 interest
    (which will have the effect of increasing, pro rata, the amount of each
    Class A Certificateholder's investment) ....................................              $ 0.000000000

(h) The amount set forth in paragraph 5 (f) above, per $1,000 interest
    (which will have the effect of increasing, pro rata, the amount of each
    Class B Certificateholder's investment) ....................................              $ 0.000000000

(i) The aggregate amount of Class A Investor Losses in the Trust as of the
    end of the day on March 15, 1999 ...........................................              $        0.00

(j) The aggregate amount of Class B Investor Losses in the Trust as of the
    end of the day on March 15, 1999 ...........................................              $        0.00

(k) The amount set forth in paragraph 5 (i) above, per $1,000 interest
    (which will have had the effect of reducing, pro rata, the amount of
    Class A Certificateholder's investment) ....................................             $  0.000000000

(l) The amount set forth in paragraph 5 (j) above, per $1,000 interest
    (which will have had the effect of reducing, pro rata , the amount of
    Class B Certificateholder's investment) ....................................             $  0.000000000


6. Investor Servicing Fee.

(a) The amount of the Class A Monthly Servicing Fee payable by the Trust to
    the Servicer for the month of February 28, 1999 ............................             $   383,310.23

(b) The amount of the Class B Monthly Servicing Fee payable by the Trust to
    the Servicer for the month of February 28, 1999 ............................             $    38,325.80


7. Available Subordinated Amount.

(a) The amount available to be applied pursuant to Section 4.03 (c) (i)
    (B) and (C) of the Agreement as of the end of the day on March 15, 1999.....             $2,300,0000.00


(b) The amount set forth in paragraph 7(a) above as a percentage of the
    Class A Interest ...........................................................                     10.91%


8. Available Class B Credit Enhancement Amount.

(a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of
    the end of the day on March 15, 1999 .......................................             $12,650,000.00

(b) The amount set forth in paragraph 8(a) above as a percentage of the
    Class B Interest ...........................................................                     55.00%

9. The Pool Factor.

    The Pool Factor represents the ratio of the amount of the Class A
    Invested amount as of the end of the day on March 15, 1999 to the amount of the Class A Invested Amount as of the Closing Date. The
    amount of a Class A Certificateholder's pro rata share of the Class A
    Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
    Factor .....................................................................                 1.00000000

    The Pool Factor represents the ratio of the amount of the Class B
    Invested amount as of the end of the day on March 15, 1999 to the amount of the Class B Invested Amount as of the Closing Date. The
    amount of a Class B Certificateholder's pro rata share of the Class B
    Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
    Factor .....................................................................                 1.00000000


10. The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due
    Period related to such Distribution Date ...................................              $6,716,288.30


11. The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business on the last day of the
    Due Period related to such Distribution Date ...............................              $9,660,406.03



                                        Greenwood Trust Company as Servicer

                                        By: ____________________________________
                                        Title: Vice President, Chief
                                        Accounting Officer & Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1993 B

                                   ----------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                                   ----------




    The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Pooling and Servicing Agreement") by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company , does hereby certify as follows:



1.  Greenwood is Servicer under the Pooling and Servicing Agreement.

2.  The undersigned is a Servicing Officer.

3.  The aggregate amount of Collections processed during the related Due
    Period was equal to ........................................................              $ 59,327,169.67

4.  The aggregate amount of Class A Principal Collections processed by the
    Servicer during the related Due Period is equal to .........................              $ 40,193,837.06

5.  The aggregate amount of the Class A Finance Charge Collections
    processed by the Servicer during the related Due Period is equal to ........              $  3,358,238.20

6.  The sum of all amounts payable to the Class A Certificateholders on the
    current Distribution Date is equal to ......................................              $          0.00

7.  The aggregate amount of Class B Principal Collections processed by the
    Servicer during the related Due Period is equal to .........................              $  4,018,836.18

8.  The aggregate amount of the Class B Finance Charge Collections
    processed by the Servicer during the related Due Period is equal to ........              $    335,778.07

9. The amount of drawings under the Class B Credit Enhancement required to be made on the succeeding Drawing Date pursuant to
   (a)  Section 4.03(c)(i)(G) is equal to ......................................              $          0.00
   (b)  Section 4.03(c)(i)(H) is equal to ......................................              $          0.00
   (c)  Section 4.05 is equal to ...............................................              $          0.00

10. The sum of all amounts payable to the Class B Certificateholders on the
    current Distribution Date is equal to ......................................              $          0.00

11. The total amount to be deposited in the Principal Funding Account on
    the related Distribution Date is equal to ..................................              $ 19,166,666.67

12. The total amount on deposit in the Principal Funding Account (after
    giving effect to the deposit referred to in Item 11 above) will be equal to               $ 19,166,666.67

13. The total amount to be deposited in the Interest Funding Account on the
    related Distribution Date is equal to ......................................              $  1,429,833.33

14. The total amount on deposit in the Interest Funding Account (after giving effect to the deposit referred to in Item 13 above) will be
    equal to ...................................................................              $  1,429,833.33

15. The Invested Amount as of the end of the current Distribution Date .........              $253,000,000.00

    (a) for the Class A Certificateholders will be equal to ....................              $230,000,000.00

    (b) for the Class B Certificateholders will be equal to ....................              $ 23,000,000.00

16. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


    IN WITNESS WHEREOF , the undersigned has duly executed and delivered this certificate this day of March 15, 1999



                                        GREENWOOD TRUST COMPANY, as Servicer

                                           By: _________________________________
                                           Title: Vice President, Chief
                                           Accounting Officer & Treasurer